Date: September 20, 1995                                      Contract No. 24350

                                                                   Exhibit 10(a)

                            FTS - 1 SERVICE AGREEMENT

This AGREEMENT is entered into by ANR Pipeline Company

(Transporter) and The Peoples Gas Light and Coke Company (Shipper)

WHEREAS, Shipper has requested Transporter to transport Gas on its behalf and Transporter represents that it is willing to transport Gas under the terms and conditions of this Agreement.

NOW, THEREFORE, Transporter and Shipper agree that the terms below, together with the terms and conditions of Transporter's applicable Rate Schedule and General Terms and Conditions of Transporter's FERC Gas Tariff constitute the transportation service to be provided and the rights and obligations of Shipper and Transporter.

1.        AUTHORITY FOR TRANSPORTATION SERVICE:

          284G - Blanket

2.        RATE SCHEDULE:  FIRM TRANSPORTATION SERVICE (FTS - 1)

3.        CONTRACT QUANTITIES:

          Primary Routes - see Exhibit attached hereto.

          Such Contract Quantities shall be reduced for scheduling purposes, but not for billing purposes, by the Contract Quantities that Shipper has released through Transporter's capacity release program for the period of any release.

4.        TERM OF AGREEMENT:

          11/01/1995 to

          10/31/2000

5.         RATES:

          Maximum rates, charges, and fees shall be applicable for the entitlements and quantities delivered pursuant to this Agreement unless Transporter has advised Shipper in writing or by ANR Xpedite that it has agreed otherwise.

          It is further agreed that Transporter may seek authorization from the Commission and/or other appropriate body at any time and from time to time to change any rates, charges or other provisions in the applicable Rate Schedule and General Terms and

Date: September 20, 1995                                      Contract No. 24350

          Conditions of Transporter's FERC Gas Tariff, and Transporter shall have the right to place such changes in effect in accordance with the Natural Gas Act. This Agreement shall be deemed to include such changes and any changes which become effective by operation of law and Commission order. Nothing contained herein shall be construed to deny Shipper any rights it may have under the Natural Gas Act, including the right to participate fully in rate or other proceedings by intervention or otherwise to contest increased rates in whole or in part.


6.        INCORPORATION BY REFERENCE

          The provisions of Transporter's applicable Rate Schedule and the General Terms and Conditions of Transporter's FERC Gas Tariff are specifically incorporated herein by reference and made a part hereof.

7.        NOTICES:

          All notices can be given by telephone or other electronic means, however, such notice shall be confirmed in writing at the addresses below or through ANR Xpedite. Shipper or Transporter may change the addresses below by written notice to the other without the necessity of amending this agreement:

          TRANSPORTER:

          ANR PIPELINE COMPANY
          500 Renaissance Center
          Detroit, Michigan 48243
          Attentions:    Gas Control (Nominations)
                         Volume Management (Statements)
                         Cash Control (Payments)
                         Marketing Administration (All Other Matters)

          SHIPPER:


          THE PEOPLES GAS LIGHT AND COKE CO.   (Shipper Name)
          ----------------------------------
          130 East Randolph, 22nd Floor        (Address)
          ----------------------------------
          Chicago, IL 60601-6207               (City, State, Zip)
          ----------------------------------
          Attention:     Eckhard Blaumueller
                         -------------------
          Telephone:     (312)  240-7057
                         -------------------
          Fax:           (312)  240-4211
                         -------------------

Date: September 20, 1995                                      Contract No. 24350

          INVOICES AND STATEMENTS:

          THE PEOPLES GAS LIGHT AND COKE CO.   (Shipper Name)
          -----------------------------------
          130 East Randolph, 22nd Floor        (Address)
          -----------------------------------
          Chicago, IL 60601-6207               (City, State, Zip)
          -----------------------------------
          Attention:     Eckhard Blaumueller
                         --------------------
          Telephone:     (312)  240-7057
                         --------------------
          Fax:           (312)  240-4211
                         --------------------

          NOMINATIONS:


          THE PEOPLES GAS LIGHT AND COKE CO.  (Shipper Name)
          ----------------------------------
          130 East Randolph, 22nd Floor       (Address)
          ----------------------------------
          Chicago, IL 60601-6207              (City, State, Zip)
          ----------------------------------
          Attention:     Eckhard Blaumueller
                         -------------------
          Telephone:     (312)  240-7057
                         -------------------
          Fax:           (312)  240-4211
                         -------------------

          Mechanical Dialing
          Device No(s)
                      ----------------------


          ALL OTHER MATTERS:


          THE PEOPLES GAS LIGHT AND COKE CO.  (Shipper Name)
          ----------------------------------
          130 East Randolph, 22nd Floor       (Address)
          ----------------------------------
          Chicago, IL 60601-6207              (City, State, Zip)
          ----------------------------------
          Attention:     Eckhard Blaumueller
                         -------------------
          Telephone:     (312)  240-7057
                         -------------------
          Fax:           (312)  240-4211
                         -------------------

8.        FURTHER AGREEMENT

          A. The rate for all quantities of gas transported on the Primary Route(s) up to the Primary Route MDQ(s) under this Agreement shall be the current FERC Tariff Rates in effect not to exceed $0.15 per dth on a 100% load factor basis inclusive of Volumetric Buyout/Buydown, GRI, Dakota and Transition Costs. In

Date: September 20, 1995                                      Contract No. 24350

                    addition, Shipper will be charged ACA, fuel and any other related fees or surcharges.

          B. All quantities associated with Secondary Receipt Points, Secondary Delivery Points, Secondary Routes and the releases of the capacity under this Agreement will be at Maximum Tariff Rates plus all other related fees, surcharges and fuel.

          C. Shipper and any Agent of Shipper agree that the rates stated herein shall be confidential and shall be maintained confidentially by Shipper and any Agent of Shipper. Shipper may disclose such rates only if such disclosure is required by law and Shipper requests confidential or privileged treatment under applicable statutes, rules and regulations, and provides reasonable notice to Transporter prior to such disclosure. Any unauthorized disclosure of the rates stated herein shall have the effect of terminating from the date the discounted rate is disclosed any rate discounts reflected herein such that, for the remaining term of this Agreement, Shipper shall be required to pay Transporter the maximum applicable rate for service, as well as all other charges, surcharges or direct bill applicable to such service.

          D. Shipper waives its right to segment its FTS-1 capacity during the term of this Agreement.

          E. If the FTS-1 Agreement (No. 24400) between Transporter and Shipper is terminated after one (1) year of service, this Agreement shall be amended to change the Primary Delivery Point to East Joliet only with a 100% load factor rate of $0.12 per dth inclusive of Volumetric Buyout/Buydown, GRI, Dakota and Transition Costs. In addition, Shipper will be charged ACA, fuel and any other related fees or surcharges.

          F. During the November 1, 1995 to April 30, 1996, October through April (1996 - 2000) and October 1-31, 2000 periods, Shipper can nominate up to 60,000 dth/day from Crystal Falls to either Maumee East/Col Gas OH or East Joliet as long as the total combined nomination does not exceed 60,000 dth/day.

          G. Consistent with provisions of its Tariff, Transporter is willing to contract on Shipper's behalf for capacity required on third party transporters, or for other services to effectuate Shipper's receipt of gas on third party facilities and delivery of gas to Transporter's facilities.

                    Shipper must advise Transporter prior to commencement of such third party transportation of its desire to have Transporter act in such a capacity.

                    Shipper agrees to pay all charges related to such third party transportation arrangements pursuant to Transporter's Tariff.

Date: September 20, 1995                                      Contract No. 24350

          H. To the extent Shipper desires to utilize receipt/delivery points pursuant to Part 284 B (Section 311 of the NGPA and Section 284.102 of the Commission's regulations), Shipper must execute a separate agreement with Transporter and Shipper must also certify that the transportation of gas will be on behalf of either an "intrastate pipeline" or a "local distribution company."

9.        OPERATIONAL FLOW ORDERS

          Shipper hereby guarantees to Transporter that each contract it has entered into in connection with the Gas to be transported under this Agreement contains a provision that permits Transporter to issue an effective Operational Flow Order pursuant to Section 8 of the General Terms and Conditions. Shipper shall also guarantee for any supply contract for Gas that is transported via Viking Gas Transmission Company, that Transporter shall be designated a third party beneficiary.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective Officers or Representatives thereunto duly authorized to be effective as of the date stated above.

SHIPPER:  The Peoples Gas Light and     TRANSPORTER:  ANR Pipeline Company
          Coke Company

By:        /s/ T. M. Patrick            By:    /s/ Linda M. Maiorana
           --------------------                ----------------------------
Title:     Vice President               Title: Assistant Vice President
           --------------------                ----------------------------
Date:      10/04/95                     Date: 10/05/95
           --------------------                ----------------------------

    PRIMARY ROUTE EXHIBIT                                  Contract No.          24350
    To Agreement Between                                   Contract Rate         FTS-1
    ANR Pipeline Company (Transporter)                     Contract Date         September 20, 1995
    and The Peoples Gas Light and Coke Company (Shipper)   Amendment Date  -



  RECEIPT          RECEIPT              DELIVERY              DELIVERY             MDQ
  NUMBER            NAME                 NUMBER                 NAME               (DTH)       EFFECTIVE PERIOD
---------  -------------------------   ----------     ---------------------------  ------   ------------------------

037000700  Crystal Falls/Fortune Lk    037044750      Maumee East/Col Gas OH (1)   60000     11/01/95 to 04/30/96
                                       032200100      East Joliet

037000700  Crystal Falls/Fortune Lk    032200100      East Joliet                  60000       MAY - SEPTEMBER
                                                                                                 (1996 - 2000)

037000700  Crystal Falls/Fortune Lk    037044750      Maumee East/Col Gas OH (1)   60000       OCTOBER - APRIL
                                       032200100      East Joliet                                (1996 - 2000)

037000700  Crystal Falls/Fortune Lk    037044750      Maumee East/Col Gas OH (1)   60000   10/01/2000 to 10/31/2000
                                       032200100      East Joliet



(1) The Primary Delivery Point of Maumee East/Col Gas OH can be used during the months of October through April only; the Primary Delivery Point of East Joliet can be used through the term of the Agreement.